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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) June 7, 1999

                         Entertainment Properties Trust
                         ------------------------------
             (Exact name of registrant as specified in its charter)

     Maryland                         1-13561                       43-1790877
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(State or other jurisdiction    (Commission File Number)          (IRS Employer
  of incorporation)                                          Identification No.)

          1200 Main Street, Suite 3250, Kansas City, Missouri 64105
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                  (Address of principal executive offices)

        Registrant's telephone number, including area code (816) 472-1700
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         This Report is being filed solely for the purpose of filing Exhibits
1.2, 3.2, 3.3 and 8.2 to the registrant's Registration Statement on Form S-3, Registration No. 333-78727.



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ITEM 7(C) EXHIBITS


Exhibit No.                         Description
-----------                         -----------

1.2 Underwriting Agreement dated June 4, 1999 between CIBC World Markets Corp. and the registrant for 1,200,000 common shares of beneficial interest (1,380,000 common shares if the Underwriter's over- allotment is exercised)

3.2             Amended and Restated Declaration of Trust of the Company

3.3             Bylaws of the Company

8.2             Tax Opinion of Armstrong Teasdale LLP

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ENTERTAINMENT PROPERTIES TRUST



Date: June 7, 1999                   /s/ David M. Brain
                                     -------------------------------------------
                                     David M. Brain, Chief Operating Officer and
                                     Chief Financial Officer







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                                  EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------

1.2 Underwriting Agreement dated June 4, 1999 between CIBC World Markets Corp. and the registrant for 1,200,000 common shares of beneficial interest (1,380,000 common shares if the Underwriter's over- allotment is exercised)

3.2             Amended and Restated Declaration of Trust of the Company

3.3             Bylaws of the Company

8.2             Tax Opinion of Armstrong Teasdale LLP